SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

CENTIV, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23221	58-2033795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

998 Forest Edge Drive, Vernon Hills, Illinois 60061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 876-8300

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)                                           Exhibits.

99.1                           Press Release issued November 11, 2003

Item 12. Results of Operations and Financial Condition

On November 11, 2003, the registrant announced its earnings for the third quarter ended September 30, 2003. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1, is being furnished under Item 12 to this Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.

Date: November 12, 2003	By:	/s/ Thomas M. Mason
Thomas M. Mason
Chief Financial Officer